UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2007

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with Jarden Corporation’s (“Jarden” or the “Company”) previously announced financing for its pending acquisition of K2 Inc. (“K2”), the Company has disclosed certain pro forma financial information relating to the Company taking into effect the acquisition of K2 and the proposed financing arrangements in connection therewith. A copy of such pro forma financial information and information relating to the proposed financing of the acquisition of K2 is attached hereto as Exhibit 99.1.

The information furnished in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Exhibit 99.1 sets forth certain pro forma financial information. Jarden has prepared this pro forma financial information based upon available information and certain assumptions that it believes are reasonable. However, the pro forma financial information is not necessary indicative of Jarden’s financial position or results of operations that would have occurred if the acquisition of K2 and the other transactions reflected therein had been completed as of the dates indicated, nor should it be construed as being a representation of Jarden’s future financial position or results of operations.

In addition, please note that Exhibit 99.1 addresses events or results that have not yet occurred or been realized, commonly referred to as forward-looking statements. Exhibit 99.1 contains “forward-looking statements” within the meaning of the federal securities laws and is intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements and calculations regarding anticipated debt issuances and savings in costs and expenses (and synergies), including Jarden’s ability to integrate and obtain the anticipated results and synergies from its acquisition of K2. These statements and calculations are based on management’s estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results which may differ materially from forward-looking statements will be dependent upon various factors and risks, including those described from time to time in Jarden’s periodic and other reports filed with the Securities and Exchange Commission. Jarden undertakes no obligation to make any revisions to the statements contained in Exhibit 99.1 or to update them to reflect events or circumstances occurring after the date hereof.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following Exhibit is filed herewith as part of this report:

Exhibit	Description
99.1	Pro forma financial information and information relating to the proposed financing of the acquisition of K2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2007

JARDEN CORPORATION

By:	/s/ Ian G.H. Ashken
Name:	Ian G.H. Ashken
Title:	Vice-Chairman and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
99.1	Pro forma financial information and information relating to the proposed financing of the acquisition of K2.